EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JANUARY 30, 2014 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates and supersedes certain information contained in the Prospectus dated May 1, 2013, as supplemented of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding an additional portfolio manager for the EQ/Calvert Socially Responsible Portfolio.

Information Regarding

EQ/Calvert Socially Responsible Portfolio

The following information is added to the table in the section of the Prospectus entitled: “Who Manages the Portfolio – Adviser: Calvert Investment Management, Inc. (“Calvert”)” is deleted in its entirety and replaced with the information below:

Name	Title	Date Began Managing the Portfolio
Matthew Moore, CFA®	Assistant Portfolio Manager of Calvert	January 2014

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The following information is added to the section of the Prospectus entitled: “management of the trust – The Advisers – Calvert Investment Management, Inc. (“Calvert”):

Matthew Moore, CFA, is an Assistant Portfolio Manager and Head Trader for Calvert. Mr. Moore serves as assistant portfolio manager for the Portfolio. He joined Calvert’s equities team in 2006.

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